Summary Prospectus	December 28, 2018
Invesco DWA Momentum & Low Volatility Rotation ETF
The Nasdaq Stock Market

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invesco.com/etfprospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to etfinfo@invesco.com. The Fund’s prospectus and statement of additional information, both dated December 28, 2018 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The Invesco DWA Momentum & Low Volatility Rotation ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Multi-Factor Global Equity Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.57%
Total Annual Fund Operating Expenses	0.72%

(1)

Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including the Invesco ETFs (as defined herein). These expenses are based on the total expense ratio of the underlying Invesco ETFs disclosed in each Invesco ETF’s most recent shareholder report. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2017, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions. During the fiscal period November 1, 2017 to August 31, 2018, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in the securities that comprise the Underlying Index. The Fund is a “fund of funds,” meaning that it invests its assets in the shares of other exchange-traded funds (“ETFs”), rather than in securities of individual companies. The Underlying Index includes other ETFs that are advised by the Fund’s adviser or its affiliates (each, an “Invesco ETF” and collectively, the “Invesco ETFs”), as well as 1-to 6-month U.S. Treasury Bills. The Fund and the Invesco ETFs are part of the same group of investment companies.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider” or “Dorsey Wright”) compiles, maintains and calculates the Underlying Index, which, at any given time, is composed of up to eight Invesco ETFs that invest in either domestic or international equity securities, and that employ either a “momentum” or a “low volatility” investment strategy.

1	DWLV Invesco DWA Momentum & Low Volatility Rotation ETF	invesco.com/ETFs

P-DWLV-SUMPRO-1

The Invesco ETFs are first divided into two groups: one composed of four ETFs that represents investments in the U.S. domestic equity market—the Invesco DWA Momentum ETF, Invesco DWA SmallCap Momentum ETF, Invesco S&P 500® Low Volatility ETF and Invesco S&P SmallCap Low Volatility ETF (the “Underlying Domestic Equity ETFs”)—and one composed of four ETFs that represents investments in international equity markets—the Invesco S&P International Developed Low Volatility ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco DWA Developed Markets Momentum ETF and Invesco DWA Emerging Markets Momentum ETF (the “Underlying International Equity ETFs”).

Next, the Invesco ETFs are divided into two groups that use either a momentum or low volatility investment strategy. Dorsey Wright maintains the underlying indexes of the four Invesco ETFs that employ a momentum strategy (i.e., those Invesco ETFs listed above with “DWA” in their name). A “momentum” investment style emphasizes investing in securities that recently have had better relative performance compared to other securities. S&P Dow Jones Indices LLC (“S&P”) maintains the underlying indices of the four Invesco ETFs that employ a low volatility strategy (i.e., those Invesco ETFs listed above with “S&P” in their name). A low volatility investment style emphasizes investing in securities with the least asset price fluctuations (i.e., increases or decreases in a stock’s price) over time.

The Underlying Index seeks to gain exposure to the equity market (i.e., domestic or international) that displays the strongest relative strength at any given time. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as by comparing the amount of increase of the security’s price to that of a reference point, such as a benchmark index, another security or the market as a whole. If a security outperforms (i.e., its price increases in an amount greater than) a given reference point, that security is said to be relatively stronger—that is, it displays stronger “relative strength”—than the index, security or market segment against which it is compared.

The Index Provider compares the relative strength of (i) U.S. equities, (ii) international equities, and (iii) cash to one another and, at each rebalance, weights the components of the Underlying Index to emphasize those Invesco ETFs (or Treasury Bills) that the Index Provider believes offer the greatest potential for outperformance.

Specifically, using its proprietary methodology, each month the Index Provider calculates the relative strength of each of the U.S. and international equity markets and allocates approximately 70% of the weight of the Underlying Index to eligible Invesco ETFs that invest in the equity market with greater relative strength and allocates the remaining 30% to the eligible Invesco ETFs that invest in the equity market with lesser relative strength. For example, if the U.S. equity market has better relative strength than the international equity markets, 70% of the Underlying Index’s weight will be allocated to the Underlying Domestic Equity ETFs and the remaining 30% will be allocated to the Underlying International Equity ETFs. (More information about the specific countries in which the Underlying International Equity ETFs invest, including the methodology used by the index provider to the indices of those ETFs to classify certain countries’ economies as “developed” or “emerging,” is contained in each Underlying International Equity ETF’s prospectus.)

However, during periods when one or both of these equity markets do not demonstrate sufficient relative strength compared to cash (i.e., when the U.S. and/or international equity markets are out of favor when compared to a cash proxy), the Underlying Index may allocate that portion of its weight to cash, as represented by 1- to 6-month U.S. Treasury Bills. For example, if cash has greater relative strength than one, (but not both) of the two equity markets, the Underlying Index will be comprised 70% of the Underlying Equity ETFs from the stronger equity market and 30% of Treasury Bills (with no allocation to the weaker equity market). During periods when equity securities as a whole are out of favor (i.e., when cash’s relative strength outranks both the U.S. and international equity markets), the Underlying Index may hold a 100% cash position.

Once the Index Provider has determined the weightings among U.S. equities, international equities, and cash as described above, it subdivides those allocations between “momentum strategy” Invesco ETFs and “low volatility strategy” Invesco ETFs, depending on the relative strength of U.S. and International equities compared to other asset classes, such as fixed income securities, currencies, and commodities. The Index Provider begins this process by ranking the relative strength of all six asset classes (U.S. equities, international equities, fixed income securities, currencies, commodities and cash). If the U.S. equity market’s relative strength ranks first or second among the six asset classes, 70% of the U.S. equity market’s portion of the Underlying Index is composed of the two Underlying Domestic Equity ETFs that use a momentum strategy (Invesco DWA Momentum ETF and Invesco DWA SmallCap Momentum ETF) and the remaining 30% of the U.S. equity market’s portion of the Underlying Index is composed of the two Underlying Domestic Equity ETFs that use a low volatility strategy (Invesco S&P 500® Low Volatility ETF and Invesco S&P SmallCap Low Volatility ETF). The same is true for the international equity market: if its relative strength ranks first or second among the six asset classes, the two Underlying International Equity ETFs that use a momentum strategy will account for 70% of the international equities portion of the Underlying Index and the two Underlying International Equity ETFs that use a low volatility strategy will account for the remaining 30% of that portion. The opposite (i.e., a 70% allocation to low volatility and a 30% allocation to momentum) will occur within the U.S. or international asset class if their respective relative strength ranking is third, fourth, fifth or sixth among all asset classes.

The Index Provider evaluates the Underlying Index constituents each month to determine whether, based on potential changes in relative strength of the markets, any change to the composition of, or component weightings within, the Underlying Index is necessary.

The Fund generally invests in all of the components of the Underlying Index in proportion to their weightings in the Underlying Index.

2	DWLV Invesco DWA Momentum & Low Volatility Rotation ETF	invesco.com/ETFs

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries. As of August 31, 2018, the Fund had significant exposure to the healthcare and information technology sectors. The Fund’s portfolio holdings, and the extent to which it concentrates in any industry or group of industries, are likely to change over time.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund, either directly or through its investments in the Invesco ETFs.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with an ETF. An ETF has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares of an ETF. This risk may be heightened to the extent that securities underlying an ETF are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to an ETF and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for an ETF’s shares which may be more likely to trade at a premium or discount to the ETF’s net asset value (“NAV”) and possibly face trading halts and/or delisting.

Currency Risk. Because the Fund’s and the Invesco ETFs’ NAVs are determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which an Invesco ETF invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact to certain Invesco ETFs and the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that a fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations

3	DWLV Invesco DWA Momentum & Low Volatility Rotation ETF	invesco.com/ETFs

in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. As certain Invesco ETFs may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Fund of Funds Risk. Because it invests primarily in other funds, the Fund’s investment performance largely depends on the investment performance of the Invesco ETFs. An investment in the Fund is subject to the risks associated with the Invesco ETFs that comprise the Underlying Index. At times, certain of the segments of the market represented by Invesco ETFs in which the Fund invests may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the Invesco ETFs in which it invests (including operating expenses and management fees), in addition to the fees and expenses it already will pay to the Adviser (as defined below).

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which an Invesco ETF invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact both the Invesco ETF and the Fund.

Asia Pacific Investment Risk. The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Due to heavy reliance on international trade, a decrease in demand (due to recession or otherwise in the United States, Europe or Asia) would adversely affect economic performance in the region.

Australasian Investment Risk. The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the energy, agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries.

Central and South American Investment Risk. High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any Central and South American country can have a significant effect on the entire region. Commodities represent a significant percentage of the economies of Central and South American countries, which as a result can experience significant volatility.

European Investment Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.

North American Investment Risk. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by Invesco ETFs that invest in this region.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily invest in, or exit a position in, an Invesco ETF unless that Invesco ETF is added or removed, respectively, from the Underlying Index, even if that Invesco ETF generally is underperforming.

Industry Concentration Risk. From time to time, the Invesco ETFs and consequently, the Underlying Index, may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, a fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which a fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Healthcare Sector Risk. Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the healthcare sector.

Information Technology Sector Risk. Factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences,

4	DWLV Invesco DWA Momentum & Low Volatility Rotation ETF	invesco.com/ETFs

corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products may significantly affect the market value of securities of issuers in the information technology sector.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security in an Invesco ETF or the Fund may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Market Risk. Securities held by an Invesco ETF or the Fund are subject to market fluctuations. You should anticipate that the value of a fund’s shares will decline, more or less, in correlation with any decline in value of the securities it holds.

Market Trading Risk. A fund faces numerous market trading risks, including the potential lack of an active market for its shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the fund. Any of these factors may lead to shares of a fund trading at a premium or discount to its NAV.

Momentum Investing Risk. The momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of certain Invesco ETFs, and therefore the Fund, may suffer.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, as well as a proportionate amount of the operating expenses of the Invesco ETFs in which it invests. The Fund also incurs costs in buying and selling shares of Invesco ETFs, especially when rebalancing the Fund’s holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

U.S. Government Securities Risk. The Fund may invest in Treasury Bills of up to 180 days in duration, which are obligations issued or guaranteed by the U.S. Treasury. U.S. Treasury securities are backed by the “full faith and credit” of the United States; however, the U.S. Government does not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by certain Invesco ETFs. In certain circumstances, market quotations may not be readily available for some securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that an Invesco ETF could sell a portfolio security for the value established for it at any time, and it is possible that the Invesco ETF, and therefore the Fund, would incur a loss because a security is sold at a discount to its established value.

Valuation Time Risk. Certain Invesco ETFs will invest in common stock of foreign issuers and, because foreign exchanges may be open on days when a fund does not price its shares, the value of those non-U.S. securities in a fund’s portfolio may change on days when you will not be able to purchase or sell your shares. As a result, trading spreads and the resulting premium or discount on shares may widen, and, therefore, increase the difference between the market price of shares and the NAV of such shares.

Performance

The bar chart below shows how the Fund has performed. The table below the bar chart shows the Fund’s average annual total returns (before and after taxes). The table provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns compared with a broad measure of market performance and an additional index with characteristics relevant to the Fund. Although the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, the Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.invesco.com/ETFs.

5	DWLV Invesco DWA Momentum & Low Volatility Rotation ETF	invesco.com/ETFs

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
6.46% (3rd Quarter 2017)	4.45% (4th Quarter 2017)

The Fund’s year-to-date total return for the nine months ended September 30, 2018 was 8.49%.

Average Annual Total Returns for the Periods Ended December 31, 2017

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (7/14/16)
Return Before Taxes	22.53%	15.55%
Return After Taxes on Distributions	22.24%	15.22%
Return After Taxes on Distributions and Sale of Fund Shares	12.98%	11.91%
Dorsey Wright® Multi-Factor Global Equity Index (reflects no deduction for fees, expenses or taxes)	22.64%	15.69%
MSCI All Country World® Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	23.97%	18.42%

Management of the Fund

Investment Adviser. Invesco Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	July 2016
Michael Jeanette	Senior Portfolio Manager of the Adviser	July 2016
Jonathan Nixon	Portfolio Manager of the Adviser	July 2016
Tony Seisser	Portfolio Manager of the Adviser	July 2016

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with APs and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on The Nasdaq Stock Market and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions generally are taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account; in which case your distributions may be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

6	DWLV Invesco DWA Momentum & Low Volatility Rotation ETF	invesco.com/ETFs

P-DWLV-SUMPRO-1